SECURITIES AND EXCHANGE COMMISSION
                       Washington D.C. 20549


                             FORM 8 - K

                           CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 10, 2000


                        NORTH VALLEY BANCORP
       (Exact name of registrant as specified in its charter)


Commission File Number:  0-10652



     CALIFORNIA                            94-2751350
(State of incorporation)                (I.R.S. Employer
                                        identification number)


              880 E. Cypress Avenue, Redding, CA 96002
       (Address of principal executive offices and zip code)



                           (530) 221-8400
           (Registrant's area code and telephone number)

     Item 5:  Other Events


     On March 10, 2000, the Registrant issued a Press Release which announced a cash dividend of $.10 (ten cents per share) payable on April 10, 2000, to shareholders of record at the
close of business on March 31, 2000.   Attached hereto as
Exhibit 99 is said Press Release dated March 10, 2000.


     Item 7:   Financial Statements and Exhibits

     Listed below is the Exhibit filed as part of this report.

          (99) Press Release dated March 10, 2000.




                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NORTH VALLEY BANCORP


                                   By    /s/ Sharon Benson
                                        Sharon Benson
                                        Senior Vice President &
Dated:  March 20, 2000                  Chief Financial Officer